TRIBUTARY FUNDS, INC.
(the “Funds”)

Supplement dated April 9, 2020 to the Statement of Additional Information (“SAI”)
dated August 1, 2019, as supplemented

The section entitled “Investment Policies and Risks,” beginning on page 3 of the SAI, is hereby supplemented to include the following additional risk disclosure:

Recent Market Events Risk

The financial markets in which the Funds invest are subject to price volatility that may result in losses. The recent outbreak of the novel coronavirus, first detected in December 2019, has disrupted the financial markets and produced significant market volatility.  Novel coronavirus has also adversely affected the economies of many nations, individual companies and the markets in general. Its full impact cannot be known at the present time. Certain regions or countries may perform better or worse due to, among other factors, the nature and level of their public health response. This health crisis and future health crises may exacerbate pre-existing political, social and economic risks in certain countries. The impact of a crisis may be short term or may last for an extended period of time. This pandemic has resulted, and future epidemics and pandemics may similarly result, in significant volatility in the financial markets.  Such volatility can lead to increased levels of redemptions, which could adversely affect the Funds’ performance and result in additional losses.

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For more information, please contact a Fund customer service representative toll free at
(800) 662-4203.

PLEASE RETAIN FOR FUTURE REFERENCE